================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2007


                            SENSATA TECHNOLOGIES B.V.
             (Exact name of Registrant as specified in its charter)


       The Netherlands              000-1381272             Not Applicable
(State or other jurisdiction      (Commission File          (IRS Employer
     of incorporation)                Number)              Identification No.)


                         Kolthofsingel 8, 7602 EM Almelo
                                 The Netherlands
          (Address of Principal executive offices, including Zip Code)


                                 31-546-879-555
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

                                TABLE OF CONTENTS
                                -----------------

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits

SIGNATURES

Item 2.02 Results of Operations and Financial Condition.

      On October 31, 2007, Sensata Technologies B.V. issued a press release announcing its financial results for the quarter ended September 30, 2007. The press release is attached hereto as exhibit 99.1 and incorporated by reference herein.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits

      99.1 October 31, 2007 press release entitled "Sensata Technologies B.V. Announces Third Quarter 2007 Results" (furnished pursuant to Item 2.02).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SENSATA TECHNOLOGIES B.V.

                                              /s/ Jeffrey Cote
                                              ----------------
Date: October 31, 2007                        Name: Jeffrey Cote
                                              Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 October 31, 2007 press release entitled "Sensata Technologies B.V. Announces Third Quarter 2007 Results"